SUPPLEMENT DATED NOVEMBER 25, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDS DIVERSIFIED ALTERNATIVES

CLASS A, C and ADVISOR CLASS SHARES

DATED AUGUST 1, 2015

This supplement revises the Pacific Funds Diversified Alternatives Class A, C and Advisor Class Shares summary prospectus dated August 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the second sentence in the first paragraph is deleted and replaced by the following:

The Fund seeks to maintain a low to moderate correlation of its returns with the returns of traditional equity and fixed income asset classes over long-term periods, meaning its returns are intended not to have a strong direct relationship (up or down) to movements in those asset classes, although there is expected to be some related movements.

In addition, the third bulleted paragraph is deleted and replaced with the following:

•	Downside Protection Strategies – strategies or investments that seek to reduce Fund losses during adverse and volatile market conditions. These include absolute return strategies, which seek to achieve positive returns over a complete market cycle.